UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2020 (December 14, 2020)

OneSpan Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 West Wacker Drive, Suite 2050

Chicago, Illinois 60601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 766-4001

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	OSPN	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of John Bosshart as Principal Accounting Officer

On December 14, 2020, the Board of Directors of OneSpan Inc. designated John Bosshart, Chief Accounting Officer, as the principal accounting officer of the Company. Mr. Bosshart reports to Mark Hoyt, Chief Financial Officer. Mr. Hoyt, the previously designated principal accounting officer, continues to serve as the Company’s principal financial officer.

Prior to joining the Company as Chief Accounting Officer in November 2020, Mr. Bosshart served as the Chief Accounting Officer (and principal accounting officer) of InnerWorkings, a company that engineers marketing solutions across a wide range of industries, since June 2018. From April 2015 to July 2018, Mr. Bosshart served as Controller of Outcome Health, a technology company that provides health education. From October 2010 to April 2015, Mr. Bosshart served as the International Controller as well as Controller of the Getaways business at Groupon (NASDAQ: GRPN). From January 2006 to October 2010, Mr. Bosshart was the Vice President of Global Accounting (and principal accounting officer) for Orbitz Worldwide, an online travel company. Mr. Bosshart holds a bachelor’s degree in accounting from Northern Illinois University and is a Certified Public Accountant (inactive).

There is no arrangement or understanding between Mr. Bosshart and any other person pursuant to which Mr. Bosshart was appointed as an officer of the Company. There are no family relationships between Mr. Bosshart and any director or executive officer of the Company, and Mr. Bosshart has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2020	OneSpan Inc.

/s/ Steven R. Worth
Steven R. Worth
Corporate Secretary